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Bay View
Capital Corporation                        News Release
                                           -----------------


                                              NASDAQ SYMBOL: BVCC
                                              Web Site: www.bayviewcapital.com
                                              Contact: David A. Heaberlin
                                                       (650) 312-7272



FOR IMMEDIATE RELEASE


August 27, 1998


                BAY VIEW BANK FILING APPLICATION TO CONVERT CHARTER

San Mateo, California - Bay View Capital Corporation (the "Company") announced today that its Board of Directors has authorized management to initiate the steps necessary to convert Bay View Bank from a federally chartered savings bank regulated by the Office of Thrift Supervision ("OTS") to a national bank regulated by the Office of the Comptroller of the Currency ("OCC").

         For the past two and a half years, Bay View Bank has been transforming itself from a traditional thrift, primarily focused on mortgage-based assets and certificates of deposit, to a commercial bank-like entity. Specifically:

 .        Transaction  accounts  (e.g.,   checking,   savings  and  money  market
         accounts) have increased from 21.3% of total retail deposits at December 31, 1995 to over 44% today.

 .        Consumer and commercial loan originations have increased from less than
         5% of total originations in 1995 to over 75% today.

 .        Consumer and commercial loans have increased from less than 2% of gross loans at December 31, 1995 to over 20% today.

 .        Net interest margin has increased from 1.86% in 1995 to approximately
         3.0% today.

         Edward H. Sondker, the Company's President and Chief Executive Officer, commented, "The charter conversion is the next logical step in Bay View Bank's transformation to commercial bank status. The commercial bank charter will provide us with additional flexibility consistent with our strategic focus on consumer and commercial assets."

         The Company has met with both the OCC and the OTS and is currently in the process of completing its application to file with the OCC. The Company anticipates obtaining OCC approval during the fourth quarter of 1998.

         Bay View Capital Corporation is a diversified financial services holding company headquartered in San Mateo, California. Its business activities are concentrated in three principal areas: Bay View Bank, its Banking Platform; Bay View Acceptance Corporation, its Consumer Finance Platform; and Concord Growth Corporation, its Commercial Finance Platform.

Forward-Looking Statements

     Certain statements included in this press release, in filings by the Company with the Securities and Exchange Commission, in other press releases or shareholder communications or in oral statements made with the approval of an authorized executive officer, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the
"Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are subject to a number of risks and uncertainties. Any such forward-looking statements should not be relied upon as predictions of future events. Certain such forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "are expected to," "will," "will allow," "will continue," "will likely result," should," "would be," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or similar expressions or the negative thereof or other variations thereof or comparable terminology, or by discussions of strategy, plans or intentions. In addition, all information included herein or therein with respect to projected or future results of operations, financial condition, financial performance or other financial or statistical matters constitute such forward-looking statements. Such

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forward-looking  statements are necessarily  dependent on  assumptions,  data or methods that may be incorrect or imprecise and that may be incapable of being realized and in some instances are based on consensus estimates of analysts not affiliated with the Company. Such forward-looking statements are also subject to numerous factors which could cause actual results and other matters to differ materially from those in such forward-looking statements. As a result of the foregoing, no assurance can be given as to future results of operations or
financial   condition  or  as  to  any  other   matters   covered  by  any  such
forward-looking statements, and the Company wishes to caution investors not to rely on any such forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
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